Exhibit 10.2

AMENDMENT TO LETTER AGREEMENT

This AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of April 19, 2024, by and among (i) Global Technology Acquisition Corp. I, a Cayman Islands exempted company with limited liability (the “Company”), (ii) HCG Opportunity II, LLC, a Delaware limited liability company (the “New Sponsor”), (iii) Global Technology Acquisition I Sponsor LP, a Cayman Islands exempted limited partnership (the “Original Sponsor”), and (iv) each of the undersigned persons holding Founder Shares listed on the signature pages hereto and any persons holding Founder Shares that become a party to this Agreement after the date hereof (collectively, the “Other Holders” and, collectively with the Original Sponsor, an “Insider” and, collectively, the “Insiders”), pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (as defined below) and, if such term is not defined in the Original Agreement, then in the Securities Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Original Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated October 20, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Original Sponsor and the other undersigned Insiders agreed, among other matters, to certain transfer restrictions with respect to the Founder Shares and the Private Placement Warrants (or Ordinary Shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, the New Sponsor and the Original Sponsor entered into that certain Securities Purchase Agreement, dated as of April 19, 2024 (as may be amended from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”);

WHEREAS, pursuant to the Securities Purchase Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), the New Sponsor shall purchase from the Original Sponsor 3,500,000 Founder Shares and 7,350,000 Private Placement Warrants;

WHEREAS, pursuant to paragraph 12 of the Original Agreement, the Original Agreement may be amended as to any particular provision by a written instrument executed by (i) each Insider that is subject of such amendment, (ii) the Company and (iii) the Sponsor (the “Requisite Parties”); and

WHEREAS, the parties hereto, constituting the Requisite Parties, desire to amend the Original Agreement (i) to add the New Sponsor as a party thereto, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Securities Purchase Agreement and (iii) to amend the terms of the amendment provisions thereof.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Addition of Sponsor as a Party to the Letter Agreement. Upon the execution of this Amendment by the New Sponsor and delivery hereof to the Company and the Original Sponsor, the New Sponsor shall become party to the Letter Agreement, and shall be bound by and subject to all of the terms and conditions thereof, from and after the Closing as if it were the original “Sponsor” party thereto.

2.	Amendments to the Original Agreement.

(a) All references to the “Sponsor” in the Letter Agreement shall refer to both the New Sponsor and the Original Sponsor; provided, however, that with respect to (i) the immediately following clause (b) and (ii) the first occurrence of “Sponsor” in paragraph 1 of the Letter Agreement, “Sponsor” shall refer solely to the Original Sponsor.

(b) If and to the extent the New Sponsor agrees to any amendment or waiver, in whole or in part, of the provisions of paragraphs 5(a) – 5(c) of the Letter Agreement in connection with a Business Combination applicable to Original Sponsor, New Sponsor and the other undersigned Insiders, equally, each of the Original Sponsor and the other undersigned Insiders hereby acknowledge and agree that any such amendment or waiver shall automatically become effective with respect to, and adopted by, each of the Original Sponsor and the other undersigned Insiders, without any further action by any of them, concurrent with the effectiveness of such amendment or waiver to the New Sponsor; provided, that the terms of paragraphs 5(a) – 5(c) of the Letter Agreement, as amended by such amendment or waiver, with respect to the Original Sponsor, shall only be applicable to the Sponsor Retained Shares (as defined in the Securities Purchase Agreement).

3. Termination of Securities Purchase Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Securities Purchase Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of the Letter Agreement by any party, money damages may be inadequate and the non-breaching parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of the Letter Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to seek an injunction or restraining order to prevent breaches of the Letter Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under the Letter Agreement, at law or in equity.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including paragraph 18 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

Global Technology Acquisition Corp. I

By:	/s/ Arnau Porto Dolc
Name:	Arnau Porto Dolc
Title:	Chief Executive Officer

Global Technology Acquisition I Sponsor LP

By:	/s/ Arnau Porto Dolc
Name:	Arnau Porto Dolc
Title:	Director

[Signature Page to Amendment to Letter Agreement]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

HCG Opportunity II, LLC

By:	/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy
Title:	Authorized Person

[Signature Page to Amendment to Letter Agreement]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Insiders:

/s/ Arnau Porto Dolc
Arnau Porto Dolc

/s/ Fabrice Grinda
Fabrice Grinda

/s/ Robert Perdue
Robert Perdue

/s/ Gabriel Silva
Gabriel Silva

/s/ Michael Zeisser
Michael Zeisser

/s/ Juan Villalonga
Juan Villalonga

/s/ Jeff Weinstein
Jeff Weinstein

/s/ Aleksander Baranski
Aleksander Baranski

[Signature Page to Amendment to Letter Agreement]